UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2025

INFLECTION POINT ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

212-984-3835
(Registrant’s telephone number, including area code)

Bleichroeder Acquisition Corp. I
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On October 21, 2025, the shareholders of Inflection Point Acquisition Corp. IV (f/k/a Bleichroeder Acquisition Corp. I, the “Company”) approved the Name Change Proposal and Article 50.5 Amendment Proposal (each as defined below), each of which is described in more detail in Item 5.07 below.

The foregoing description of the Name Change Proposal and Article 50.5 Amendment Proposal is qualified in its entirety by the full text of the amended and restated memorandum and articles of association (the “Articles”) and amendment to the Articles reflecting the changes approved by shareholders, which were filed with the Cayman Registrar of Companies and are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 21, 2025, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”). An aggregate of 27,386,442 (81.125%) of the Company’s issued and outstanding ordinary shares, consisting of 19,053,109 Class A ordinary shares, par value $0.0001 per share, and 8,333,333 Class B ordinary shares, par value $0.0001 per share, held of record as of September 15, 2025, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum.

At the Extraordinary General Meeting, the Company’s shareholders approved (i) a proposal to change the name of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and to adopt an amendment to the Articles to reflect the change of name (the “Name Change Proposal”) and (ii) a proposal to amend the Articles to allow the Company to consummate the redemption of the Company’s public shares at an earlier time in connection with the commencement of the procedures to consummate a proposed business combination if the Company’s board of directors determines it is desirable to facilitate the consummation of such business combination (the “Article 50.5 Amendment Proposal”). Each of the proposals was described in additional detail in the Company’s definitive proxy statement, dated September 26, 2025 (File No. 001-42392) (the “Proxy Statement”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement.

1.	The Name Change Proposal. To approve, as special resolutions, the change of the name of the Company from “Bleichroeder Acquisition Corp. I” to “Inflection Point Acquisition Corp. IV” and an amendment to the Company’s current Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Articles”) in the form set forth in Annex A to the proxy statement, to reflect the change of the name of the Company The Name Change Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,386,302	125	15	0

2.	The Amendment to Articles Proposal. To approve, by special resolution, an amendment to the Articles as provided by the resolution in the form set forth in Annex B to the proxy statement to delete in its entirety current Article 50.5 thereof and replace it as follows: “Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a proposed Business Combination or at an earlier time in connection with the commencement of the procedures to consummate a proposed Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination, elect to have their Public Shares redeemed for cash in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), including, without limitation, such requirements with respect to the deadline for making such election (the “Election Deadline”), provided that (a) no such Member, together with any Affiliate of such Member or any other person with whom such Member is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than fifteen per cent (15%) of the then issued Public Shares in the aggregate without the prior consent of the Company and (b) if the Company requires in its sole discretion, any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. Notwithstanding the foregoing sentence, the Board of Directors may, at any time and either before or after the initially scheduled vote on a Business Combination, in its sole discretion extend the Election Deadline to a later date and may extend an Election Deadline which has already been extended. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is abstaining from voting on or voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), subject to Applicable Law. The IPO Redemption shall be completed upon the consummation of the Business Combination or at an earlier time in connection with the commencement of the procedures to consummate the Business Combination if the Directors determine it is desirable to facilitate the consummation of such Business Combination.”. The Amendment to Articles Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,204,477	160	201	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement was not required and the Company did not call a vote on that proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

3.2	Amendment to Amended and Restated Memorandum and Articles of Association.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2025

INFLECTION POINT ACQUISITION CORP. IV

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chairman and Chief Executive Officer

3